EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MACOM Technology Solutions Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John Croteau, as President and Chief Executive Officer of the Company, and Robert J. McMullan, as Senior Vice President and Chief Financial Officer, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

/s/ John Croteau
John Croteau President and Chief Executive Officer Director
11/17/2016

/s/ Robert J. McMullan
Robert J. McMullan
Senior Vice President and
Chief Financial Officer
11/17/2016